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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                March 14, 1999
                Date of Report (Date of earliest event reported)

                               REVENGE MARINE, INC.
             (Exact name of registrant as specified in its charter)

         NEVADA                      000-25003                36-3051776
(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
 of Incorporation)                                          Identification No.)

                              2051 NW 11TH STREET
                              MIAMI, FLORIDA 33125
          (Address of principal executive offices, including zip code)

                                 (305) 643-0334
              (Registrant's telephone number, including area code)

                                 Not applicable
         (Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets.

          On March 14, 1999, Revenge Marine, Inc. (the "Registrant" or "Revenge") acquired all of the outstanding capital stock of First Chance Marine Finance, Inc., a Florida corporation ("First Chance"), by means of a merger of First Chance into First Chance Marine Finance Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Revenge (the "Merger"). As consideration for the Merger, a total of 9,363,693 shares of Revenge Common Stock or Revenge Preferred Stock convertible into Revenge Common Stock were issued to former holders of capital stock of First Chance.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a) Financial Statements of the acquired business will be provided within the next sixty (60) days as an amendment to this filing

      (b) Pro Forma Financial Information. The unaudited pro forma condensed consolidated balance sheet and income statement of the Registrant, will be provided within the next sixty (60) days as an amendment to this filing.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              REVENGE MARINE, INC.



Dated:  March 29, 1999        By:  /s/ William C. Robinson
                                    ---------------------------
                                    William C. Robinson
                                    President and
                                    Chief Executive Officer